                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                         QUERYOBJECT SYSTEMS CORPORATION
                  (Name of Registrant as Specified in Charter)

                            Kenneth Schlesinger, Esq.
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                                 (212) 753-7200

      (Name of Person(s) filing Proxy Statement, if other than Registrant)

         Payment of filing fee (check the appropriate box):

         |X|      No fee required.

         / /      Fee computed on table below per Exchange Act Rules
                  14a-6(i)(1) and 0-11.

         (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

         / /      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

                                       -2-

                         QUERYOBJECT SYSTEMS CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 6, 2001
                                 --------------
To the Stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of  QUERYOBJECT  SYSTEMS  CORPORATION,  a Delaware  corporation  (the
"Company"),  will  be  held  at  the  Company's  headquarters,  located  at  One
Expressway Plaza, Suite 208, Roslyn Heights,  New York 11577, on July 6, 2001 at
10:00 A.M., local time, for the following purposes:

                  1. To elect seven  members of the Board of  Directors to serve
         until  the  next  annual  meeting  of  stockholders   and  until  their
         successors have been duly elected and qualify;

                  2. To approve the  issuance in an exchange  offer of shares of
         Common  Stock,  $.003 par value (the  "Common  Stock"),  of the Company representing  more than 20% of the  number of  issued  and  outstanding shares of Common Stock;

                  3. To approve an amendment to the Company's  2000 Stock Option
         Plan that would increase from 725,000 to 5,725,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder;

                  4. To consider and vote upon a proposal to amend the Company's
         Certificate of Incorporation to increase from 60,000,000 to 100,000,000 the number of authorized shares of Common Stock;

                  5. To ratify the appointment of PricewaterhouseCoopers  LLP as the  Company's  independent  auditors for the year ending  December 31,
         2001; and

                  6. To transact such other  business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors  has fixed the close of business on June 4, 2001 as the record date for the  Meeting.  Only  stockholders  of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Directors

                                        DANIEL M. PESS
                                        SECRETARY

Dated: June 5, 2001
Roslyn Heights, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE  MEETING,  YOU ARE URGED
TO FILL IN,  DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  THAT IS
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         QUERYOBJECT SYSTEMS CORPORATION
                         ONE EXPRESSWAY PLAZA, SUITE 208
                         ROSLYN HEIGHTS, NEW YORK 11577
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 6, 2001
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of
Directors  of  QUERYOBJECT  SYSTEMS  CORPORATION,  a Delaware  corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the Company's  principal  executive offices located at One Expressway
Plaza,  Suite 208,  Roslyn  Heights,  New York 11577,  on July 6, 2001, at 10:00
A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying
Proxy will first be sent or given to stockholders is June 6, 2001.

                        RECORD DATE AND VOTING SECURITIES

         Only  stockholders  of record at the close of business on June 4, 2001, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any adjournment  thereof. As of the close of business on the Record Date,  there were  21,972,768  outstanding  shares of the
Company's common stock, $.003 par value (the "Common Stock").

                                VOTING OF PROXIES

         Shares  of  Common  Stock  represented  by  Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who have been nominated by the Board of Directors,  (ii) for the approval of the issuance in an exchange offer of shares of Common Stock  representing  more than
20% of the number of issued and  outstanding  shares of Common Stock (the "Share
Issuance  Proposal"),  (iii) for the approval of an  amendment to the  Company's
2000 Stock Option Plan (the  "Plan")  increasing  from 725,000 to 5,725,000  the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted  thereunder (the "Stock Option Plan  Amendment"),  (iv)
for the approval of an amendment (the  "Authorized  Common Stock  Amendment") to the  Company's  Certificate  of  Incorporation  to increase  from  60,000,000 to
100,000,000 the authorized  shares of Common Stock,  (v) for the ratification of the  appointment  of  PricewaterhouseCoopers  LLP as the  Company's  independent auditors for the year ending December 31, 2001 and (vi) on any other matter that may properly be brought  before the Meeting in  accordance  with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy  executed and returned by a stockholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting,

by execution  of a  subsequent  proxy that is presented to the Meeting or if the stockholder  attends the Meeting and votes by ballot,  in each of the  foregoing cases, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of  solicitation  of the Proxies being  solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

                                  VOTING RIGHTS

         Holders  of shares of Common  Stock are  entitled  to one vote for each share held on all matters.

         The holders of a majority of the  outstanding  shares of Common  Stock, whether present in person or represented by proxy,  will constitute a quorum for each of the  matters  identified  in the notice of  meeting,  as well as for any other matters that may come before the meeting.

         Broker  "non-votes"  and the shares as to which a stockholder  abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

         A  plurality  of the  votes  cast  is  required  for  the  election  of directors. In tabulating the vote on the election of directors,  abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

         The  affirmative  vote of the holders of a majority of the  outstanding shares of Common  Stock,  is  required to approve the  Authorized  Common  Stock
Amendment.  Accordingly,  abstentions  and broker  non- votes will have the same effect as a negative vote.

         The  affirmative  vote of a  majority  of the votes  cast by holders of
Common  Stock is  required  to approve the Share  Issuance  Proposal,  the Stock
Option  Plan   Amendment  and  the  proposal  to  ratify  the   appointment   of
PricewaterhouseCoopers   LLP.  In  tabulating  the  votes  on  these  proposals,
abstentions,  withholding  of  authority  to vote and broker  non-votes  are not considered  shares entitled to vote on the applicable  proposals and will not be included in determining whether these proposals are approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information  concerning ownership of the
Company's Common Stock as of the Record Date by each person known by the Company to be the beneficial  owner of more than five percent of the outstanding  Common
Stock,  each director,  each executive  officer,  each nominee for election as a director and by all directors and executive  officers of the Company as a group.
Unless otherwise  indicated,  the address for each such person is in care of the
Company, One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577.

                                       -2-

                                                                       Number of Shares
                Directors, Executive Officers                           of Common Stock
                     and 5% Stockholders                             Beneficially Owned(1)           Percentage
                     -------------------                             ---------------------           ----------

Barry Rubenstein.............................................            15,836,275(2)                  51.5%
68 Wheatley Road
Brookville, New York 11545

Irwin Lieber.................................................             9,276,390(3)                  34.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Barry Fingerhut..............................................             9,207,640(4)                  34.4%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Seth Lieber..................................................             8,025,244(5)                  30.8%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Jonathan Lieber..............................................             8,025,244(6)                  30.8%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Wheatley Foreign Partners, L.P...............................             8,024,549(7)                  30.8%
c/o Fiduciary Trust
One Capital Place
Snedden Road
P.O. Box 1062
Grand Cayman
British West Indies

Wheatley Partners, L.P.......................................             8,024,549(7)                  30.8%
60 Cutter Mill Road
Great Neck, New York 11021

Seneca Ventures..............................................             1,885,631(8)                   8.2%
68 Wheatley Road
Brookville, New York 11545

Woodland Venture Fund........................................             1,926,121(9)                   8.3%
68 Wheatley Road
Brookville, New York 11545

Woodland Partners............................................            1,235,918(10)                   5.4%
68 Wheatley Road
Brookville, New York 11545

Marilyn Rubenstein...........................................            6,194,772(11)                  24.1%
68 Wheatley Road
Brookville, New York 11545

Woodland Services Corp.......................................            3,811,752(12)                  15.8%
68 Wheatley Road
Brookville, New York 11545

                                       -3-

                                                                       Number of Shares
                Directors, Executive Officers                           of Common Stock
                     and 5% Stockholders                             Beneficially Owned(1)           Percentage
                     -------------------                             ---------------------           ----------

Brookwood Partners, L.P......................................            1,147,102(13)                   5.1%
68 Wheatley Road
Brookville, New York 11545

Firebrand Financial Group, Inc...............................            4,049,227(14)                  17.5%
One State Street Plaza
24th Floor
New York, New York 10004

EarlyBirdCapital.com, Inc....................................            3,753,703(15)                  17.0%
One State Street Plaza
24th Floor
New York, New York 10004

EarlyBirdCapital, Inc........................................            1,161,111(16)                   5.3%
One State Street Plaza
24th Floor
New York, New York 10004

Dalewood Associates, Inc.....................................            2,592,592(17)                  11.8%
One State Street Plaza
24th Floor
New York, New York 10004

Dalewood Associates LP.......................................               1,296,296                    5.9%
One State Street Plaza
24th Floor
New York, New York 10004

Dalewood 2 Private Technology Limited........................               1,296,296                    5.9%
One State Street Plaza
24th Floor
New York, New York 10004

Claudia Rouhana..............................................            1,666,667(18)                   7.2%
5 Prospect Lane
Sands Point, New York 11050

Joseph M. Valley, Jr.........................................                  20,000                    (19)

Robert Thompson..............................................              261,503(20)                   1.1%

Daniel M. Pess...............................................              262,844(21)                   1.2%

Rino Bergonzi................................................               15,562(20)                   (19)

Alan W. Kaufman..............................................              196,971(22)                   (19)

Amy L. Newmark...............................................              183,757(23)                   (19)

Andre Szykier ...............................................              113,479(24)                   (19)

                                       -4-

                                                                       Number of Shares
                Directors, Executive Officers                           of Common Stock
                     and 5% Stockholders                             Beneficially Owned(1)           Percentage
                     -------------------                             ---------------------           ----------

All directors and executive officers as a group (7                       1,054,116(25)                   4.6%
persons).....................................................

(1)      A person is deemed to be the beneficial owner of voting securities that can be  acquired  by such  person  within 60 days after the Record Date upon the exercise of options, warrants or convertible securities.  Each beneficial owner's percentage  ownership is determined by assuming that options,  warrants  or  convertible  securities  that  are held by such person (but not those held by any other  person) and that are currently exercisable (I.E., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all  persons  named in the table have sole  voting and  investment power with respect to all shares beneficially owned by them.

(2)      Based upon  information  contained  in a report on a Schedule  13D (the
         "Wheatley  13D") filed jointly by Barry  Rubenstein,  Wheatley  Foreign
         Partners,   L.P.   ("Wheatley   Foreign"),   Wheatley  Partners,   L.P.
         ("Wheatley"),   Seneca  Ventures  ("Seneca"),   Woodland  Venture  Fund
         ("Woodland  Fund"),  Woodland  Partners,   Rev-Wood  Merchant  Partners
         ("Rev-Wood"),  Brookwood Partners, L.P. ("Brookwood") and certain other entities with the Securities and Exchange Commission ("SEC") and a Form
         4 filed  by Mr.  Rubenstein  with  the SEC as  well  as  certain  other information.  Includes  64,930  shares of Common  Stock  issuable  upon exercise of options held by Mr.  Rubenstein and 740,741 shares issuable upon  exercise of warrants  held by Mr.  Rubenstein.  Also includes (i)
         740,741  shares of Common Stock issuable upon exercise of warrants held by Woodland  Partners,  (ii) 1,111,111  shares of Common Stock issuable upon exercise of warrants held by Woodland Fund, (iii) 1,111,111 shares of Common Stock issuable upon exercise of warrants held by Seneca, (iv)
         3,748,148  shares of Common Stock  issuable  upon  exercise of warrants held by  Wheatley,  (v) 325,926  shares of Common Stock  issuable  upon exercise of warrants held by Wheatley  Foreign,  (vi) 200,000 shares of
         Common  Stock  issuable  upon  exercise of options held by Rev-Wood and
         (vii) 740,741 shares of Common Stock issuable upon exercise of warrants held by Brookwood. Mr. Rubenstein disclaims beneficial ownership of the securities held by Woodland Partners,  Woodland Fund, Seneca, Wheatley,
         Wheatley Foreign, Rev-Wood, and Brookwood,  except to the extent of his respective equity interests therein.

(3)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Lieber and certain other information.  Includes 68,750 shares of
         Common Stock  issuable  upon exercise of options held by Mr. Lieber and
         740,741  shares of Common Stock issuable upon exercise of warrants held by Mr.  Lieber.  Also  includes  (i)  3,748,148  shares of Common Stock issuable upon  exercise of warrants held by Wheatley,  and (ii) 325,926 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Wheatley Foreign, of which Mr. Lieber disclaims  beneficial  ownership, except to the extent of his respective equity interests therein.

(4)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Fingerhut and certain other information. Includes 740,741 shares of  Common  Stock  issuable  upon  exercise  of  warrants  held  by Mr.
         Fingerhut.  Also includes (i) 3,748,148 shares of Common Stock issuable upon exercise of warrants held by Wheatley,  and (ii) 325,926 shares of
         Common  Stock  issuable  upon  exercise  of  warrants  held by Wheatley
         Foreign. Mr. Fingerhut disclaims beneficial ownership of the

                                       -5-

         securities held by Wheatley and Wheatley Foreign,  except to the extent of his respective equity interests therein.

(5)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr.  Lieber.  Includes  695  shares of Common  Stock  issuable  upon exercise of options held by Mr.  Lieber.  Also  includes (i)  3,748,148 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Wheatley,  and (ii)  325,926  shares  of  Common  Stock  issuable  upon exercise of  warrants  held by Wheatley  Foreign,  of which Mr.  Lieber disclaims beneficial ownership,  except to the extent of his respective equity interests therein.

(6)      Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr.  Lieber.  Includes  695  shares of Common  Stock  issuable  upon exercise of options held by Mr.  Lieber.  Also  includes (i)  3,748,148 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Wheatley,  and (ii)  325,926  shares  of  Common  Stock  issuable  upon exercise of  warrants  held by Wheatley  Foreign,  of which Mr.  Lieber disclaims beneficial ownership,  except to the extent of his respective equity interests therein.

(7)      Based upon information contained in the Wheatley 13D and a Form 4 filed by each of Wheatley and Wheatley Foreign and certain other information.
         Includes (i) 3,748,148 shares of Common Stock issuable upon exercise of warrants  held by  Wheatley,  and (ii)  325,926  shares of Common Stock issuable upon exercise of warrants held by Wheatley  Foreign.  Wheatley
         Foreign  disclaims  beneficial  ownership  of the  securities  held  by
         Wheatley and Wheatley disclaims  beneficial ownership of the securities held by Wheatley Foreign.

(8)      Based upon information  contained in the Wheatley 13D and certain other information.  Includes  1,111,111  shares of Common Stock issuable upon exercise of warrants held by Seneca.

(9)      Based upon information  contained in the Wheatley 13D and certain other information.  Includes  1,111,111  shares of Common Stock issuable upon exercise of warrants held by Woodland Fund.

(10)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes  740,741  shares of Common Stock  issuable  upon exercise of warrants held by Woodland Partners.

(11)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes (i) 740,741 shares of Common Stock issuable upon exercise of warrants held by Woodland  Partners,  (ii) 1,111,111 shares of Common  Stock  issuable  upon  exercise of warrants  held by Seneca,
         (iii)  1,111,111  shares of Common  Stock  issuable  upon  exercise  of warrants held by Woodland Fund and, (iv) 740,741 shares of Common Stock
         issuable  upon   exercise  of  warrants  held  by  Brookwood.   Marilyn
         Rubenstein  disclaims  beneficial  ownership of the Securities  held by
         Woodland  Partners,  Seneca,  Woodland Fund and Brookwood except to the extent of her respective equity interest therein.

(12)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes (i)  1,111,111  shares of Common Stock  issuable upon  exercise of warrants  held by  Woodland  Fund and (ii)  1,111,111 shares of Common  Stock  issuable  upon  exercise of  warrants  held by
         Seneca.

(13)     Based upon information  contained in the Wheatley 13D and certain other information.  Includes 740,740 shares of Common Stock issuable upon the exercise of warrants.

(14)     Based upon  information  contained  in a report on a Schedule  13G (the
         "Firebrand  13G"),  filed jointly by Firebrand  Financial  Group,  Inc.
         ("FFGI"),  EarlyBirdCapital.com,  Inc. ("EBC"), EarlyBirdCapital,  Inc.
         ("EarlyBird Capital"), Dalewood Associates, Inc. ("Dalewood"), Dalewood
         Associates, LP

                                       -6-

         ("Dalewood LP") and Dalewood 2 Private  Technology  Limited  ("Dalewood
         2"). FFGI is the majority  shareholder of EBC. EBC wholly-owns Dalewood and EarlyBird  Capital.  Dalewood is the general partner of Dalewood LP and the investment  manager for Dalewood 2. FFGI directly  beneficially owns 205,764 shares of Common Stock and is also deemed to  beneficially own  89,740  shares  of  Common  Stock  through  the  holdings  of  its wholly-owned subsidiary, GKN Securities, Inc. Also includes a currently exercisable  option to purchase up to 1,161,111  shares of Common Stock held by  EarlyBird  Capital,  1,296,296  shares of Common Stock held by
         Dalewood LP and 1,296,296 shares of Common Stock held by Dalewood 2.

(15)     Based upon  information  contained in the Firebrand 13G.  Consists of a presently  exercisable  option to  purchase up to  1,116,111  shares of
         Common Stock held by EarlyBirdCapital, 1,296,296 shares of Common Stock held by  Dalewood  LP and  1,296,296  shares  of Common  Stock  held by
         Dalewood 2.

(16)     Based upon  information  contained in the Firebrand 13G.  Consists of a presently  exercisable  option to purchase  1,161,111  shares of Common
         Stock.

(17)     Based upon  information  contained in the  Firebrand  13G.  Consists of
         1,296,296  shares  owned by Dalewood LP and  1,296,296  shares owned by
         Dalewood 2.

(18)     Includes  1,111,111  shares of Common Stock  issuable  upon exercise of warrants.

(19)     Less than 1%.

(20)     Consists of shares of Common Stock issuable upon exercise of options.

(21)     Includes  260,261  shares of Common  Stock  issuable  upon  exercise of options.

(22)     Includes  88,644  shares of Common  Stock  issuable  upon  exercise  of options.

(23)     Includes  105,562  shares of Common  Stock  issuable  upon  exercise of options.

(24)     Includes  104  shares  of  Common  Stock  owned  by Remy  Szykier,  Mr.
         Syzkier's  daughter,  and 44,896  shares of Common Stock  issuable upon exercise of options.

(25)     Includes  776,428  shares of Common  Stock  issuable  upon  exercise of options.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors  shall be duly  elected and qualify.  Each of the nominees  currently serves as a director of the Company,  except Joseph M. Valley, Jr.. The terms of office of the current  directors expire at the Meeting and when their successors are duly  elected and qualify.  Management  has no reason to believe that any of the nominees  will be unable or  unwilling  to serve as a director,  if elected.
Should any of the  nominees  not remain a candidate  for election at the date of the  Meeting,  the Proxies  will be voted in favor of those  nominees who remain candidates  and may be voted for  substitute  nominees  selected by the Board of
Directors. The names of the nominees and certain information concerning them are set forth below:

                                       -7-

                                                                    Year First
             Name                         Age                    Became Director
-------------------------               ------                   --------------------

Robert A. Thompson                         52                           1999

Joseph M. Valley, Jr.                      53                           ____

Daniel M. Pess                             48                           1999

Rino Bergonzi                              56                           1997

Alan W. Kaufman                            62                           1997

Amy L. Newmark                             43                           1998

Andre Szykier                              56                           1989*
---------------
* Mr. Szykier's tenure includes his period of service as a director of the
Company's predecessor.

         ROBERT A.  THOMPSON has been a director of the Company  since May 1999.
Mr. Thompson joined the Company in September 1997 as Vice President of Marketing
and became Senior Vice President of Marketing in April 1998. Mr. Thompson served as President  from  December 1998 until  October  2000.  In December  1998,  Mr.
Thompson  became Chief Executive  Officer,  and in May 1999, Mr. Thompson became
Chairman of the B From January 1989 to August 1997, Mr. Thompson was employed by
Cognos  Corporation,  a provider of  client/server  tools for data access,  data analysis and  application  development,  most  recently as Director of Marketing
Programs.  Mr. Thompson holds a B.A.A. in Radio and Television Arts from Ryerson
Politechnical Institute.

         JOSEPH M. VALLEY, JR. has been President and Chief Operating Officer of the Company since October 2000.  From November 1998 to October 2000 he served as
Chief  Executive  Officer and President of MIS AG, USA, a German based  software company.  From 1994 to  September  1998,  Mr.  Valley was  employed  by Momentum
Software Corp.,  where he served as Chief  Executive  Officer and President from
January 1996 to September  1998.  Prior  thereto,  Mr.  Valley held a variety of positions  at  Computer  Associates  International  Inc.,  from  1986  to  1994, including  Vice  President  of Global  Accounts  and he was a Vice  President at
Command  Computer Corp.  from 1984 to 1986. Mr. Valley holds a B.A. in economics from St. Joseph's University and was a Ph.D candidate at Temple University.

         DANIEL M. PESS has been a director of the Company  since May 1999.  Mr.
Pess  joined  the  Company  in July  1994  as  Vice  President  of  Finance  and
Administration  and was  promoted  to  Senior  Vice  President  of  Finance  and
Administration in October 1997. In December 1998, Mr. Pess became Executive Vice
President and he served as Chief Operating Officer from December 1998 to October
2000.  Since December 1996, Mr. Pess has also served as Chief Financial  Officer of the Company and since  August  1997 Mr. Pess has served as  Secretary  of the
Company.  From 1991 to July 1994, Mr. Pess was Corporate  Controller of Uniforce
Services, Inc., a supplemental staffing company. From 1986 to 1991, Mr. Pess was employed as Chief Financial  Officer and Controller of The Dartmouth Plan, Inc.,
a financial institution involved in mortgage and leasing origination,  sales and service.  Mr.  Pess  is a  Certified  Public  Accountant  and  holds  a B.S.  in
Accounting from C.W. Post College of Long Island University.

         RINO  BERGONZI  has been a director of the Company  since  August 1997.
Since  November  1993,  Mr.  Bergonzi has served as Vice  President and Division
Executive of Corporate Information Technology Services at

                                       -8-

AT&T, a worldwide provider of voice, data and video telecommunications  services to large and small businesses,  consumers and government entities.  Mr. Bergonzi has 32 years of experience in the  information  services  field,  which includes working for such companies as Western Union,  United Parcel Service  Information
Services  and EDS Corp.  Mr.  Bergonzi  is a director  of  Cornerstone  Internet
Solutions Company, a company that provides internet services.

         ALAN W.  KAUFMAN has been a director of the Company  since August 1997, and was Chairman of the Board from May 1998 to May 1999,  and was  President and
Chief Executive Officer of the Company from October 1997 to December 1998. Prior thereto, Mr. Kaufman was an independent consultant from December 1996 to October
1997. From April 1986 to December 1996, Mr. Kaufman held various  positions with
Cheyenne  Software,  Inc.,  a  provider  of  storage  management,  security  and communications software products, including Vice President of Marketing and Vice
President of Sales and  Marketing,  and served most  recently as Executive  Vice
President  of Sales.  Mr.  Kaufman  is a  director  of Global  Telecommunication
Solutions,  Inc., a prepaid phone card company, a director of NetIQ Corporation, a software  company,  and was the founding  President  of the New York  Software
Industry Association. Mr. Kaufman holds a BSEE from Tufts University.

         AMY L. NEWMARK has been a director of the Company  since May 1998.  She has been an  independent  investor since October 1997. Ms. Newmark was Executive
Vice President-Strategic Planning of Winstar Communications, Inc., a competitive local exchange carrier, from April 1995 until September 1997. From April 1993 to
March 1995, Ms. Newmark was a General Partner of Information Age Partners, LP, a
hedge  fund,  and from  1990 to 1993,  Ms.  Newmark  was  President  of  Newmark
Research,  Inc., an investment  research and  consulting  firm. Ms. Newmark is a director of  ParkerVision,  a company that has developed and is  commercializing wireless direct  conversion  radio  technology and has designed and is marketing automated  video  camera  control  and  production  systems,  a director of U.S.
Wireless Data, a company involved in wireless electronic transaction technology, and a director of Verso  Technologies,  a full service  provider of applications and outsourced  information  technology.  Ms.  Newmark is a Chartered  Financial
Analyst and graduated magna cum laude from Harvard College.

         ANDRE SZYKIER,  co-founder of the Company, has been a consultant to the technology  industry since December 1998. Mr. Szykier  previously  served as the
Company's  Chief  Technology  Officer  and  Executive  Vice  President  from the inception of the Company in February 1989 to December 1998. Prior to co-founding the Company,  Mr. Szykier was Director of Business  Research at Pacific  Telesis
Group,  founder  and Chief  Executive  Officer of Elan Vital  Research  Ltd.,  a
software  engineering and consulting firm, and was a mathematician at Bell Labs, where he obtained a patent on signal  compression  and worked on  interplanetary missions.  Mr.  Szykier is a director of Global  Network  Privacy and 3Dfit.com, both privately held companies.  Mr. Szykier holds an M.S. in Applied  Statistics from the  University  of  California-Berkeley  and a B.S. in Economics  from St.
Mary's University.

         The Board of Directors has a Stock Option and  Compensation  Committee,
which  administers  the Company's  1991 Stock Option Plan and the 2000 Plan, and
makes  recommendations   concerning  salaries  and  incentive  compensation  for
employees of and  consultants  to the  Company,  and an Audit  Committee,  which reviews the Company's  financial  statements and accounting  policies,  resolves potential conflicts of interest, receives and reviews the recommendations of the
Company's  independent  auditors  and  confers  with the  Company's  independent auditors  with respect to the training and  supervision  of internal  accounting personnel  and  the  adequacy  of  internal  accounting  controls.  For  further information with respect to the responsibilities of the Audit Committee,  please see the Audit  Committee  Charter,  which was approved by the Company's Board of
Directors  and is  attached  as  Appendix A to this Proxy  Statement.  The Stock
Option and  Compensation  Committee and the Audit  Committee are each  currently composed of Rino Bergonzi and Amy Newmark.

         The  Company  does  not  presently  have a  nominating  committee,  the customary  functions of such  committee  being  performed by the entire Board of
Directors.

                                       -9-

DIRECTOR COMPENSATION

         The Company does not pay directors fees to directors for service on the
Board of Directors.  Directors are  reimbursed  for their  expenses  incurred in attending meetings of the Board of Directors.

MEETINGS

         The Board of  Directors  held  eight  meetings  during  the year  ended
December  31,  2000.   The  Stock  Option  and   Compensation   Committee   (the
"Compensation  Committee")  and the Audit  Committee held seven meetings and one meeting  respectively,  during the year ended  December 31,  2000.  From time to time,  the members of the Board of Directors  act by unanimous  written  consent pursuant to the laws of the State of Delaware.

RECOMMENDATION

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

                                      -10-

                             EXECUTIVE COMPENSATION

         The following table sets forth information  concerning the compensation for the fiscal years ended December 31, 2000,  1999 and 1998 paid and awarded to and earned by the Company's Chief Executive Officer and the Company's  President
and Chief  Operating  Officer and each executive  officer whose salary and bonus exceeded  $100,000  with  respect to the fiscal  year ended  December  31,  2000
(collectively the "Named Executive Officers").

                                                                                                                         LONG-TERM
                                                          ANNUAL COMPENSATION                                           COMPENSATION
                                                                                                                         SECURITIES
                                                                                                                         UNDERLYING
          NAME AND PRINCIPAL POSITION                 YEAR                  SALARY(1)              BONUS                  OPTIONS
          ---------------------------                 ----                  ---------              -----                  -------

Robert A. Thompson, Chief Executive                   2000                 $245,000(2)          $--------                   63,333
Officer and Chairman of the Board                     1999                  200,000(3)             50,000                  133,333
                                                      1998                    145,000              45,000                  116,667

Joseph M. Valley, Jr. President and                   2000                     41,667            --------                  100,000
Chief Operating Officer (4)                           1999                   --------            --------                ---------
                                                      1998                   --------            --------                ---------

Daniel M. Pess, Executive Vice                        2000                  227,654(5)           --------                   65,417
President and Chief Financial Officer                 1999                  190,000(6)             40,000                  133,333
                                                      1998                    139,583              30,000                  111,667

(1)  Certain of the officers of the Company  routinely  receive  other  benefits from the Company,  the amounts of which are customary in the industry.  The
     Company has concluded, after reasonable inquiry, that the aggregate amounts of such  benefits  during  each of 1998,  1999 and 2000 did not  exceed the lesser of  $50,000  or 10% of the  compensation  set forth  above as to any named individual.

(2)  Includes  $100,000  paid by the Company's  subsidiary,  INTERNETQueryObject
     Corporation ("IQO") and $20,000 of paid vacation from prior years.

(3)  Includes $33,333 paid by IQO.

(4)  Mr. Valley's employment with the Company commenced in October 2000.

(5)  Includes $95,000 paid by IQO and $22,654 of paid vacation from prior years.

(6)  Includes $16,625 paid by IQO.

                                      -11-

         The following  table sets forth  certain  information  regarding  stock options  granted to the Named  Executive  Officers  during the fiscal year ended
December 31, 2000. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                                                               % OF TOTAL
                                        NUMBER OF               OPTIONS
                                       SECURITIES              GRANTED TO
                                       UNDERLYING              EMPLOYEES
                                         OPTIONS               IN FISCAL              EXERCISE OR BASE             EXPIRATION
        NAME                            GRANTED(#)               YEAR                 PRICE (PER SHARE)               DATE
---------------------------        -------------------       -------------------  -----------------------        --------------
Robert Thompson                           33,333                   3.5                      $6.88                    2/02/07
                                          30,000                   3.1                       8.04                    3/22/07
Joseph M. Valley, Jr.                    100,000                  10.4                       2.50                   10/22/07
Daniel M. Pess                            35,417                   3.7                       6.88                    2/02/07
                                          30,000                   3.1                       8.04                    3/22/07

         The  following  table  sets forth  certain  information  regarding  the exercise of options by the Named Executive Officers during the fiscal year ended
December 31, 2000 and the number and value of unexercised  stock options held by the Named Executive Officers as of December 31, 2000.

                            STOCK OPTION EXERCISE AND
                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                             NUMBER OF
                                                                             SECURITIES
                                                                             UNDERLYING
                                                                            UNEXERCISED                VALUE OF UNEXERCISED
                                   SHARES                                    OPTIONS AT                    IN-THE-MONEY
                                  ACQUIRED                               DECEMBER 31, 2000                  OPTIONS AT
                                     ON               VALUE                 EXERCISABLE/               DECEMBER 31, 2000 (1)
        NAME                      EXERCISE           REALIZED              UNEXERCISABLE/            EXERCISABLE/UNEXERCISABLE
--------------------------        --------           --------        ------------------------       --------------------------

Robert Thompson                    ------            $------              189,498/140,502                      $0/$0
Joseph M. Valley, Jr.              ------             ------                  0/100,000                         0/0
Daniel M. Pess                     2,083            14,435(2)             189,431/140,569                       0/0

(1) Based on the per share  closing  price of the  Common  Stock of $1.00 on the
American Stock Exchange on December 31, 2000.

(2) Based on the difference  between the option exercise price and the per share closing  price of a share of  Common  Stock on  January  12,  2000,  the date of exercise, as reported on the OTC Bulletin Board.

                                      -12-

EMPLOYMENT AGREEMENTS

         The Company has entered into employment  agreements with each of Robert
Thompson,  its Chairman and Chief Executive Officer,  Joseph M. Valley, Jr., its
President and Chief  Operating  Officer,  and Daniel M. Pess, its Executive Vice
President and Chief  Financial  Officer.  The  employment  agreements of Messrs.
Thompson and Pess  provide for a term,  through  December  31,  2001,  each with annual base cash  compensation of $225,000.  Mr. Valley's  employment  agreement provides  for an initial  term  through  October  23,  2001,  with  annual  base compensation  of $200,000.  Each of Messrs.  Thompson,  Valley and Pess are also eligible to receive  bonuses if the Company  meets  certain  fiscal year targets agreed  upon in advance by the Board of  Directors.  Each is entitled to receive his full  salary  for 12 months  upon  termination,  unless  his  employment  is terminated for cause,  disability or death. Each have agreed not to compete with the  Company  for a period of one year after  termination.  All such  employment agreements  are for full-time  employment  and are  automatically  renewable for additional  periods unless either party terminates such employment  agreement at least 60 days prior to the  expiration  of the  initial  term or any  subsequent renewal term.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the  Securities  Exchange Act of 1934, as amended (the
"1934 Act"), requires the Company's officers and directors,  and persons who own more than 10% of a registered class of the Company's equity securities,  to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers,  directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms  received by it, or written  representations from certain reporting persons, the Company believes that,  except as  provided in the next  paragraph,  during the fiscal year ended
December  31,  2000,   there  was  compliance  with  all  Section  16(a)  filing
requirements applicable to its officers, directors and 10% stockholders.

         Robert  Thompson and Daniel Pess were granted options by the Company to purchase shares of Common Stock in February and March 2000, respectively,  which grants were not timely  reported on either a Form 4 or Form 5. Messrs.  Thompson and Pess have filed a Form 4 to report these grants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, the Company has raised  capital  through the sale of equity and debt  securities.  Many of the investors in such  offerings have been officers,  directors and entities  associated  with  directors,  and  beneficial owners of 5% or more of the  Company's  securities.  In each  transaction,  such persons  participated on terms no more favorable than those offered to all other investors.

PREFERRED STOCK PRIVATE PLACEMENTS AND EXERCISE OF WARRANTS

         The  following   table  sets  forth  the  names  of  directors  and  5%
stockholders  (or entities  affiliated  with 5%  stockholders)  who exercised in
December  1999  or  January  2000  warrants   previously   acquired  in  private
placements, as well as the number of shares acquired upon such exercises and the per share exercise price of the warrants exercised.

                                      -13-

                                Number of Shares
                                Acquired upon              Per Share
Name of Warrantholder           Exercise of Warrants       Exercise Price of Warrant
---------------------           --------------------       -------------------------
Wheatley and Wheatley Foreign   500,000                    $1.50
Wheatley and Wheatley Foreign   190,000                    $2.5875
Seneca                           37,500                    $1.50
Seneca                           50,000                    $2.5875
Woodland Fund                    37,500                    $1.50
Woodland Fund                    66,667                    $2.5875
Woodland Partners                33,334                    $2.5875
Amy L. Newmark                   41,667                    $1.50
Alan Kaufman                     41,667                    $1.50
Barry Fingerhut                  33,334                    $2.5875
Brookwood                        16,667                    $2.5875
Barry Rubenstein                 33,333                    $2.5875
Barry Rubenstein                 41,667                    $1.50

         In April 2000, IQO consummated the IQO Series A Private Placement.  The
IQO Series A Private Placement  consisted of 70 Units (the "IQO Series A Units")
with a gross  sales price of  $7,000,000.  Each IQO Series A Unit  consisted  of
125,000 shares of IQO Series A Preferred Stock,  $.001 par value ("IQO Preferred
Stock),  and a warrant to purchase 125,000 shares of IQO Common Stock, $.001 par value ("IQO Common  Stock"),  at a per share exercise price equal to $1.00 ("IQO
Warrants"). The IQO Series A Units were sold at a purchase price of $100,000 per
Unit and each  share of IQO  Preferred  Stock is  convertible  into one share of common stock of IQO. Among the purchasers in the IQO Series A Private  Placement were the following individuals or entities that beneficially own more than 5% of the outstanding  Common Stock:  (i) Barry  Fingerhut  purchased one IQO Series A
Unit,  (ii)  Irwin  Leiber  purchased  two IQO  Series A Units,  (iii)  Wheatley purchased 12 IQO Series A Units,  (iv) Brookwood  purchased one and one half IQO
Series A Units, (v) Seneca  purchased one and one half IQO Series A Units,  (vi)
Woodland Fund purchased two and six tenths IQO Series A Units and (vii) Woodland
Partners  purchased  three IQO  Series A Units.  In  addition,  Amy  Newmark,  a
Director  of the  Company,  purchased  one  half  of an IQO  Series  A Unit  and
EarlyBird Capital (and certain affiliates of EarlyBird  Capital),  the Placement
Agent of the IQO Series A Private  Placement was granted  options to purchase an aggregate of 492,500 shares of IQO Common Stock (the "IQO  Placement  Options").
Please see "Proposal II - Approval of Share Issuance Proposal" for a description of a  proposed  Exchange  Offer (as  hereinafter  defined)  with  respect to the outstanding securities of IQO.

         Between February 2001 and April 2001, the Company consummated a private placement (the "2001 Private  Placement")  of an aggregate of 11,611,111  units, each unit  consisting  of one share of Common  Stock and two  redeemable  Common
Stock purchase  warrants at a purchase price of $0.27 per unit. The warrants are exercisable  into Common Stock at any time until February 7, 2006 at an exercise price of $.485 per share.  Among the  purchasers  in the 2001 Private  Placement were the following individuals or entities that beneficially own more than 5% of the  outstanding  Common Stock (i) Wheatley and Wheatley  Foreign  (purchased an aggregate  of  2,037,037  units),  (ii)  Seneca and  Woodland  Fund  (which each purchased  455,556  units),  (iii) Woodland  Partners (which  purchased  370,371 units),  (iv) Barry  Rubenstein,  Barry  Fingerhut  and Irwin  Lieber  (who each purchased 370,370 units),  (v) Brookwood (which purchased  370,371 units),  (vi)
Dalewood LP (which purchased 1,296,296 units), (vii) Dalewood 2 (which purchased
1,296,296  units) and (viii) Claudia Rouhana (who purchased  555,556 units).  In addition,  EarlyBirdCapital,  the placement agent in the 2001 Private Placement, was granted an option to purchase an  aggregate  of  3,483,333  shares of Common
Stock.

         Barry Rubenstein, a 5% stockholder,  may be deemed to be the beneficial owner of the units  and/or IQO Series A Units  acquired  by  Wheatley,  Wheatley
Foreign, Seneca Ventures,  Woodland Fund, Woodland Partners and Brookwood. Barry
Fingerhut,  Irwin Lieber,  Seth Lieber and Jonathan Lieber,  each of whom are 5%
Stockholders,  may be deemed to be the beneficial  owner of the units and/or IQO
Series A Units acquired by

                                      -14-

Wheatley and Wheatley  Foreign.  Marilyn  Rubenstein,  a 5% Stockholder,  may be
deemed to be a beneficial  owner of the units and/or IQO Series A Units acquired by Seneca Ventures,  Brookwood,  Woodland  Partners and Woodland Fund.  Woodland
Services Corp. a 5% Stockholder may be deemed to be the beneficial  owner of the units and/or IQO Series A Units acquired by Woodland Fund and Seneca.

INTERIM FINANCING

         In December 2000,  Wheatley and Wheatley Foreign purchased an aggregate of  $250,000  principal  amount  of  unsecured  promissory  notes  issued by the
Company.  Such  promissory  notes were  converted into units in the 2001 Private
Placement.

                PROPOSAL II - APPROVAL OF SHARE ISSUANCE PROPOSAL

BACKGROUND

         The  Company  formed  IQO in March  1999.  In March  2000,  IQO and the
Company  entered  into an  exclusive  licensing  agreement,  with a stated  term through December 31, 2005, under which IQO was granted the exclusive  license to resell the Company's database,  data streaming and data distribution  technology to Internet based  businesses.  As described  under "Certain  Relationships  and
Related  Transactions,"  in April 2000, IQO consummated the IQO Series A Private
Placement.  As a result  of the IQO  Series A  Private  Placement,  persons  and entities other than the Company hold approximately 47% of the outstanding equity of IQO, assuming the conversion of IQO Preferred Stock into IQO Common Stock and assuming no exercise of any outstanding warrants or options. IQO has had limited revenues and has never been profitable.  Given the continued operating losses of
IQO,  IQO  estimates  that  its cash on hand and  anticipated  revenues  will be insufficient to fund its operations beyond August 31, 2001. The Company does not believe  that IQO can  raise  independently  additional  funds to  continue  its operations.  In addition,  some of the customers of IQO have  expressed  concern about  the  financial  stability  and  future  viability  of IQO.  The  Board of
Directors of the Company has considered  the financial  condition of IQO and its prospects  for  continued  autonomous  operations  and  has  determined  that an exchange  offer (the  "Exchange  Offer") of the  Company's  Common Stock for the
outstanding IQO Preferred Stock, IQO Placement  Options and IQO Common Stock not
owned by the Company (the  "Minority IQO Common  Stock") on the terms  discussed below would be in the best interests of the Company.  The Company  believes that if it increases its ownership interest in IQO, it will be easier for the Company to raise  the  necessary  capital  to  enable  IQO to  continue  operations.  In addition,  the Company  estimates  that the  consummation  of the Exchange Offer would save the  Company  between  $25,000 to  $30,000  per month in  duplicative administrative  and overhead expenses presently incurred by the Company and IQO.
If the Share Issuance Proposal is approved by the stockholders, the Company will commence the Exchange Offer during the week of July 9, 2001.

TERMS OF THE PROPOSED EXCHANGE OFFER

         There are currently  issued and outstanding (i) 8,750,000 shares of IQO
Preferred  Stock,  (ii) IQO Warrants to purchase  8,750,000 shares of IQO Common
Stock,  (iii) Placement  Options to purchase 492,500 shares of IQO Common Stock, and (iv) 721 shares of Minority IQO Common Stock.  The exchange ratio to be used in the Exchange  Offer will be 1.6228 shares of the  Company's  Common Stock for each share of IQO Preferred  Stock,  Minority IQO Common Stock and IQO Placement
Option  outstanding.  It will be a condition  to  acceptance  of the  securities tendered in the Exchange Offer that any related IQO Warrants be extinguished. If all of the holders of the IQO Preferred Stock, Minority IQO Common Stock and the
IQO  Placement  Options  elect to  exchange  all of their IQO  Preferred  Stock,
Minority  IQO Common  Stock and IQO  Placement  Options  for Common  Stock,  the
Exchange Offer will result in the issuance of 14,999,899 shares of Common Stock.
There can be no assurance, however, that all of the holders of the IQO Preferred
Stock,  Minority IQO Common Stock and the Placement  Agent Options will elect to exchange their IQO Preferred Stock,  Minority IQO Common Stock and IQO Placement
Options for Common  Stock in the  Exchange  Offer.  Accordingly,  even after the consummation of the Exchange Offer, a significant amount of IQO Preferred Stock,
IQO Warrants and IQO Options may remain outstanding.

                                      -15-

         Under Rule 713 of the Listing  Standards,  Policies and Requirements of
the American Stock  Exchange (the "AMEX"),  on which the Common Stock is listed, the Company is required to obtain  stockholder  approval in connection  with any transaction,  other than a public  offering,  that  involves the issuance by the
Company  of Common  Stock that  equals  20% or more of the  Common  Stock of the
Company  outstanding before the issuance of such securities at a price below the greater of book or market value of the Common Stock (the "20%  Limitation").  As of the Record  Date,  the Company had  outstanding  21,972,768  shares of Common
Stock.  Accordingly,  the issuance by the Company of 14,999,899 shares of Common
Stock will require stockholder  approval pursuant to the 20% Limitation.  If the stockholders  do not approve  this  proposal,  the Company will not commence any exchange offer for securities of IQO.

         The  Company  has agreed to file a  Registration  Statement  within six months after the  consummation of the Exchange Offer  registering for resale the shares of Common Stock issued pursuant to the Exchange Offer.

APPROVAL  OF THE  PROPOSAL  WILL  RESULT IN  SIGNIFICANT  DILUTION  TO  EXISTING
STOCKHOLDERS

         As of the Record Date, the Company had outstanding 21,972,768 shares of
Common Stock. The Company may issue as much as 14,999,899 shares of Common Stock in the Exchange Offer.  The Company  anticipates that the Exchange Offer will be accepted  by a  significant  proportion  of the  holders of  [collective  noun], stockholders will incur significant  dilution if they approve the Share Issuance
Proposal.  Stockholders  should  therefore  consider the  potential  dilution in determining whether to approve the Share Issuance Proposal.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The  following  directors  and  beneficial  owners of 5% or more of the
Company's  securities  hold IQO Preferred  Stock and IQO Warrants:  Amy Newmark,
Barry Fingerhut,  Irwin Leiber, Wheatley,  Brookwood,  Seneca, Woodland Fund and
Woodland  Partners.  In addition,  EarlyBirdCapital  (and certain  affiliates of
EarlyBird  Capital),  a  beneficial  owner  of  5%  or  more  of  the  Company's securities,  hold the Placement Options. For further information  concerning the ownership of IQO securities by directors and beneficial  owners of 5% or more of the Company's securities, see "Certain Relationships and Related Transactions."

VOTE REQUIRED

         The  affirmative  vote of a  majority  of the votes  cast by holders of
Common Stock is required to approve the Share Issuance Proposal.

RECOMMENDATION

         The Board of Directors has considered  the Share Issuance  Proposal and believes that it is in the best interests of its stockholders.

         THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMEND  THAT  THE  COMPANY'S
STOCKHOLDERS VOTE FOR THE SHARE ISSUANCE PROPOSAL.

                                -----------------

         PROPOSAL III -- APPROVAL OF AMENDMENT TO 2000 STOCK OPTION PLAN

         The Board of  Directors  of the Company has  unanimously  approved  for submission  to a vote of the  stockholders  a  proposal  to  amend  the  Plan to increase from 725,000 shares of Common Stock to 5,725,000 shares of Common Stock the number of shares  reserved for issuance  pursuant to the exercise of options granted thereunder.  The purposes of the Plan are to attract and retain the best available personnel for positions of

                                      -16-

responsibility within the Company, to provide additional incentives to employees of the Company and to promote the success of the Company's  business through the grant of options to purchase Common Stock.  Each option granted  pursuant to the
Plan  shall be  designated  at the time of grant as either an  "incentive  stock option" or as a "non-qualified option."

         The Plan, as proposed to be amended,  would authorize the issuance of a maximum of 5,725,000  shares of Common Stock pursuant to the exercise of options granted  thereunder.  As of the Record Date,  stock options to purchase  580,854 shares of Common Stock have been granted,  including options to purchase 381,854 shares to executive officers and directors of the Company.  In addition,  if the
Company is unable to obtain stockholder  approval of the Authorized Common Stock
Amendment, the Company will be unable to grant additional options to purchase in excess of 725,000 shares of Common Stock under the Plan.

ADMINISTRATION OF THE PLAN

         The  Plan  is  administered  by  the  Compensation   Committee,   which
determines to whom among those eligible,  and the time or times at which options will be granted,  the number of shares to be subject to options, the duration of options,  any  conditions to the exercise of options and the manner in and price
at  which  options  may  be  exercised.  In  making  such  determinations,   the
Compensation Committee may take into account the nature and period of service of eligible  employees,  their  level of  compensation,  their  past,  present  and
potential   contributions   to  the  Company  and  such  other  factors  as  the
Compensation Committee in its discretion deems relevant.

         The Compensation Committee is authorized to amend, suspend or terminate the Plan, except that it is not authorized without stockholder  approval (except with regard to  adjustments  resulting  from changes in  capitalization)  to (i)
increase  the  maximum  number of  shares  that may be  issued  pursuant  to the exercise  of  options  granted  under  the  Plan;  (ii)  permit  the grant of an incentive stock option under the Plan with an option price less than 100% of the fair  market  value of the  shares at the time such  option  is  granted;  (iii)
materially  change the eligibility  requirements for  participation in the Plan;
(iv) extend the term of any option or the period  during which any option may be granted  under  the  Plan;  or (v)  materially  modify  the  requirements  as to eligibility for participation in the Plan.

OPTION PRICE

         The exercise  price of each option is  determined  by the  Compensation
Committee,  but may not be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted,  in the case of an incentive stock option, nor less than 85% of the fair market value of the  shares of Common  Stock  covered  by the  option on the date the  option is granted,  in the case of a  non-qualified  stock option.  If an incentive  stock option is to be granted to an employee  who owns over 10% of the total  combined voting power of all classes of Company's stock,  then the exercise price may not be less than 110% of the fair market  value of the Common  Stock  covered by the option on the date the option is granted.

TERMS OF OPTIONS

         Unless otherwise  provided in the Stock Option  Agreement,  the term of each  option is seven  years from the date of grant,  provided  that the maximum term of each option is 10 years.  Incentive stock options granted to an employee who owns over 10% of the total combined  voting power of all classes of stock of the Company  may not expire  more than five years  after the date of grant.  The
Plan  provides for the earlier  expiration  of options of a  participant  in the event of termination of employment.

REGISTRATION OF SHARES

         The Company has filed a registration statement under the Securities Act of 1933,  as amended (the  "Securities  Act") with respect to 725,000  shares of
Common Stock issuable pursuant to the Plan. The Company

                                      -17-

intends to file an additional  registration  statement  under the Securities Act with  respect  to the  additional  5,000,000  shares  of Common  Stock  issuable pursuant  to the Stock  Option  Plan  Amendment  if  approval  by the  Company's stockholders is obtained.

REQUIRED VOTE

         The affirmative  vote of a majority of the votes cast by holders of the
Common  Stock is  required to approve the Stock  Option Plan  Amendment.  If the
Stock Option Plan Amendment is approved,  the first sentence of Section 4 of the
Plan will read as follows:

         "Subject to  adjustment  as  provided  in Section 7 hereof,  a total of
5,725,000 shares of the Company's Common Stock (the "Stock") shall be subject to the Plan."

         THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL
TO AMEND THE 2000 STOCK OPTION PLAN

                         -----------------------------

                    PROPOSAL IV - APPROVAL OF AN INCREASE IN
                             AUTHORIZED COMMON STOCK

         In May 2001,  the Board of  Directors  approved the  Authorized  Common
Stock  Amendment,  which would increase to  100,000,000  the number of shares of
Common  Stock  authorized  for issuance by the  Company,  and directed  that the
Authorized  Common Stock Amendment be submitted to a vote of stockholders at the
M The form of the  proposed  Authorized  Common  Stock  Amendment is included as
Appendix B to this Proxy Statement.

         Article Four of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to 60,000,000 shares of Common Stock. As of the Record  Date,  21,972,768  shares of Common  Stock were  outstanding  and
30,283,715  shares were reserved for issuance  upon the exercise of  outstanding warrants  and  options.  As a  result,  there  were  only  7,743,517  shares  of authorized  Common  Stock  available  for future  issuance by the  Company.  The
Company is also seeking  approval of the Share  Issuance  Proposal,  which could result in the issuance of up to an additional 14,999,899 shares of Common Stock, and the Stock  Option Plan  Amendment,  which  would  increase  from  725,000 to
5,725,000  the number of shares  available  for issuance  under the Plan. If the
Share Issuance  Proposal and the Stock Option Plan  Amendment are approved,  the
Company will be unable to implement  such proposals if the  stockholders  do not approve the Common Stock  Amendment.  The Board also believes it is necessary to increase  the  number  of  shares of  authorized  Common  Stock in order to make available  additional  shares for possible  acquisitions,  financings,  employee benefit plan issuances and other proper corporate purposes.

         All newly authorized  shares of Common Stock would have the same rights as the presently  authorized  shares,  including the right to one vote per share and to participate in dividends when and to the extent declared and paid.  While the  issuance of shares in certain  instances  may have the effect of impeding a hostile  takeover,  the Board does not intend or view the increase in authorized
Common  Stock  as an  anti-takeover  measure  nor is the  Company  aware  of any proposed or contemplated transaction of this type.

         The issuance of  additional  shares of Common Stock by the Company may, depending  upon the  circumstances  under  which the shares are  issued,  reduce stockholders'  equity per share,  and will reduce the percentage of ownership of
Common Stock of existing stockholders.

                                      -18-

         The  additional  shares of Common Stock would be available for issuance without further action by the stockholders  and without the  accompanying  delay and expense involved in calling a special meeting of  stockholders,  unless such action is  required  by  applicable  law or the rules of any stock  exchange  or automated quotation system on which the Company's securities may be traded.

         Proxies  received that contain no  instructions to the contrary will be voted FOR approval of the Authorized  Common Stock  Amendment.  The  affirmative vote of the  holders of a majority  of the  outstanding  shares of Common  Stock entitled to vote is required to approve the Authorized  Common Stock  Amendment.
If the proposal is approved by the  stockholders,  the  Authorized  Common Stock
Amendment  would  become  effective  upon its filing with the State of Delaware, which would occur as soon as practicable following such approval.

RECOMMENDATION

         THE  BOARD OF  DIRECTORS  HAS  APPROVED  THE  AUTHORIZED  COMMON  STOCK
AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL THEREOF.

AUDIT COMMITTEE REPORT

         The members of the Audit Committee from January 1, 2000 to December 31,
2000 were Messrs.  Rino Bergonzi and Amy Newmark,  both of whom are "independent directors" (as  "independent  director" is defined pursuant to Section 121(A) of the  listing  standards  of the  American  Stock  Exchange  ("AMEX").  The Audit
Committee met one time during the fiscal year ended December 31, 2000.

         The Audit  Committee  adopted a written  charter  during fiscal 2000, a copy of which is attached to this Proxy  Statement as Appendix A. The  Company's independent auditors are responsible for auditing the financial statements.  The activities  of the  Committee are in no way designed to supersede or alter those traditional responsibilities.  The Committee's role does not provide any special assurances  with  regard  to the  Company's  financial  statements,  nor does it involve a professional  evaluation of the quality of the audits performed by the independent auditors.

         In connection with the audit of Company's financial  statements for the year ended December 31, 2000, the Audit Committee met with  representatives from
PricewaterhouseCoopers  LLP,  the  Company's  independent  auditors.  The  Audit
Committee reviewed and discussed with  PricewaterhouseCoopers LLP, the Company's financial management and financial structure, as well as the matters relating to the audit  required to be discussed by Statements  on Auditing  Standards 61 and
90.

         On   March   29,   2001,    the   Audit    Committee    received   from
PricewaterhouseCoopers  LLP the  written  disclosures  and the letter  regarding
PricewaterhouseCoopers  LLP's  independence  required by Independence  Standards
Board of Standard No. 1.

         In  addition,  the Audit  Committee  reviewed  and  discussed  with the
Company's  management the Company's  audited  financial  statements  relating to
fiscal   year   ended    December    31,   2000   and   has    discussed    with
PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP.

         Based upon review and discussions  described above, the Audit Committee recommended  to the Board of Directors that the Company's  financial  statements audited by PricewaterhouseCoopers LLP be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                      -19-

                   PROPOSAL V --RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors appointed  PricewaterhouseCoopers LLP, certified public accountants,  as the Company's  independent  auditors for the fiscal year ending  December 31, 2001.  Although the  selection of auditors does not require ratification,  the Board of  Directors  has  directed  that the  appointment  of
PricewaterhouseCoopers  LLP be submitted to stockholders for ratification due to the  significance  of such  appointment to the Company.  If  stockholders do not ratify the  appointment  of  PricewaterhouseCoopers  LLP, the Board of Directors
will  consider  the  appointment  of other  certified  public  accountants.  The approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative  vote of a majority of the votes cast by holders of the
Common Stock.

         The Company's auditors for the fiscal year ended December 31, 2000 were
PricewaterhouseCoopers  LLP.  PricewaterhouseCoopers LLP has advised the Company that a  representative  will be  present  at the  Meeting  at which time he will respond to appropriate  questions  submitted by stockholders  and will make such statements as he may desire.

AUDIT FEES

         Audit fees billed to the Company by  PricewaterhouseCoopers  LLP during the fiscal  year ended  December  31,  2000 for review of the  Company's  annual financial  statements and those financial  statements  included in the Company's quarterly reports on Form 10-Q totaled approximately $57,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

         The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

         No fees were billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended  December  31, 2000 for  non-audit  services.  The Company estimates that  PricewaterhouseCoopers  LLP will bill approximately  $15,000 for tax related  services  relating to the Company's tax returns for 2000. The Audit
Committee has considered whether the provision by PricewaterhouseCoopers  LLP of the services covered by such fees, other than the audit fees, is compatible with maintaining the  independence of  PricewaterhouseCoopers  LLP and has determined that it is compatible.

RECOMMENDATION

         THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  RATIFICATION  OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS  LLP AS THE COMPANY'S INDEPENDENT AUDITORS
FOR THE YEAR ENDING DECEMBER 31, 2001.

                                  ANNUAL REPORT

         All  stockholders  of record as of the Record Date,  have been sent, or are concurrently herewith being sent, a copy of the Company's 2000 Annual Report for the year  ended  December  31,  2000,  which  contains  certified  financial statements  of the  Company for the year ended  December  31,  2000.  This Proxy
Statement  incorporates by reference the Financial  Statements and  Management's
Discussion  and  Analysis  of  Financial  Condition  and  Results of  Operations
contained in such report.

                                      -20-

         ANY  STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE
COMPANY'S  ANNUAL  REPORT ON FORM  10-KSB FOR THE YEAR ENDED  DECEMBER  31, 2000
(WITHOUT  EXHIBITS),  AS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY
WRITING TO DANIEL M. PESS,  EXECUTIVE VICE PRESIDENT,  CHIEF OPERATING  OFFICER,
CHIEF FINANCIAL OFFICER AND SECRETARY AT QUERYOBJECT  SYSTEMS  CORPORATION,  ONE
EXPRESSWAY PLAZA, SUITE 208, ROSLYN HEIGHTS, NEW YORK 11577.

                              STOCKHOLDER PROPOSALS

         Stockholder  proposals  made in  accordance  with Rule 14a-8  under the
Exchange Act and intended to be presented at the Company's  2002 Annual  Meeting of  Stockholders  must be  received by the  Company at its  principal  office in
Roslyn  Heights,  New York no later than  February 6, 2002 for  inclusion in the proxy statement for that meeting.

         In addition,  the Company's  By-laws  require that a  stockholder  give advance  notice to the  Company  of  nominations  for  election  to the Board of
Directors and of other matters that the stockholder wishes to present for action at an annual  meeting  of  stockholders  (other  than  matters  included  in the
Company's  proxy statement in accordance  with Rule 14a-8).  Such  stockholder's notice must be given in writing, include the information required by the By-laws of the Company,  and be  delivered or mailed by first class United  States mail, postage prepaid,  to the Secretary of the Company at its principal offices.  The
Company  must receive such notice not less than 45 days prior to the date in the current year that corresponds to the date in the prior year on which the Company first  mailed  its  proxy  materials  for the prior  year's  annual  meeting  of stockholders.  While  the  Company  has not yet set the date of its 2002  Annual
Meeting  of  Stockholders,  if it  were  held on July 6,  2002  (the  date  that corresponds to the date on which the 2001 Annual Meeting is being held),  notice of a  director  nomination  or  stockholder  proposal  made  otherwise  than  in accordance with Rule 14a-8 would be required to be given to the Company no later than May 22, 2002.

                                  OTHER MATTERS

         As of the date of this Proxy Statement,  management knows of no matters other than those set forth herein which will be presented for  consideration  at the  Meeting.  If any other matter or matters are  properly  brought  before the
Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have  discretionary  authority to vote,  or otherwise  act, with respect to such matters in accordance with their judgment.

Daniel M. Pess
SECRETARY

June 5, 2001

                                      -21-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         QUERYOBJECT SYSTEMS CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 6, 2001

         The undersigned,  a stockholder of QueryObject Systems  Corporation,  a
Delaware  corporation (the  "Company"),  does hereby appoint Robert Thompson and
Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full  power  of  substitution,  for and in the  name,  place  and  stead  of the undersigned,  to vote all of the shares of Common  Stock of the Company that the undersigned  would be entitled to vote if personally  present at the 2001 Annual
Meeting of Stockholders of the Company (the "Annual  Meeting") to be held at the
Company's  principal  executive offices,  located at One Expressway Plaza, Suite
208,  Roslyn  Heights,  New York 11577,  on Friday,  July 6, 2001 at 10:00 A.M.,
local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.       ELECTION OF DIRECTORS:

         The election of Robert A. Thompson,  Joseph M. Valley,  Jr.,  Daniel M.
         Pess, Andre Szykier, Alan W. Kaufman, Rino Bergonzi, and Amy L. Newmark
         to the Board of  Directors,  to serve until the 2002 Annual  Meeting of
         Stockholders  and until  their  respective  successors  are elected and shall qualify.

                              WITHHOLD AUTHORITY
FOR ALL                       TO VOTE FOR ALL          ________________________
NOMINEES ___                  NOMINEES ___             ________________________
                                                       TO WITHHOLD  AUTHORITY TO
                                                       VOTE  FOR ANY  INDIVIDUAL
                                                       NOMINEE(S),   PRINT  NAME
                                                       ABOVE.

2.       TO APPROVE THE SHARE ISSUANCE PROPOSAL:

         ______  FOR   _____  AGAINST    _____  ABSTAIN

3.       TO AMEND THE COMPANY'S 2000 STOCK OPTION PLAN:

         ______  FOR   _____  AGAINST    _____  ABSTAIN

4.       TO APPROVE INCREASE IN AUTHORIZED COMMON STOCK:

         ______  FOR   _____  AGAINST    _____  ABSTAIN

5.       TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

         ______  FOR   _____  AGAINST    _____  ABSTAIN

6.       DISCRETIONARY AUTHORITY:

                  IN THEIR  DISCRETION,  THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER AND FURTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                      -22-

                  THIS PROXY  WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
ELECT DIRECTORS,  APPROVE THE SHARE ISSUANCE PROPOSAL, APPROVE THE AMENDMENTS TO
THE  CERTIFICATE OF  INCORPORATION  THAT WOULD  INCREASE THE  AUTHORIZED  COMMON
STOCK,  APPROVE THE  AMENDMENT  TO THE 2000 STOCK  OPTION PLAN AND TO RATIFY THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                  The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof. The undersigned hereby  acknowledges  receipt of a copy of the Notice of
Annual Meeting and Proxy  Statement,  both dated June 5, 2001, and a copy of the
Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

Dated _______________________, 2001

_____________________________ (L.S.)

_____________________________ (L.S.)
         Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY  AS YOUR  NAME OR NAMES  APPEAR
HEREON. WHEN SIGNING AS ATTORNEY,  EXECUTOR,  ADMINISTRATOR,
TRUSTEE OR GUARDIAN,  PLEASE  INDICATE THE CAPACITY IN WHICH
SIGNING.  WHEN SIGNING AS JOINT TENANTS,  ALL PARTIES IN THE
JOINT  TENANCY  MUST  SIGN.  WHEN  A  PROXY  IS  GIVEN  BY A
CORPORATION, IT SHOULD BE SIGNED WITH FULL CORPORATE NAME BY
A DULY AUTHORIZED OFFICER.

         PLEASE MARK,  DATE, SIGN AND MAIL THIS PROXY IN THE
ENVELOPE  PROVIDED FOR THIS PURPOSE.  NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                                      -23-

                                                                         ANNEX I

                         QUERYOBJECT SYSTEMS CORPORATION
                             AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The audit  committee  will  assist  the board of  directors  in  fulfilling  its oversight  responsibilities.  The audit  committee  will  review  the  financial reporting process,  the system of internal control,  the audit process,  and the company's process for monitoring compliance with laws and regulations and with a code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors,  management, and the internal and external  auditors.  To effectively  perform his or her role, each committee member  will  obtain  an  understanding  of  the  detailed  responsibilities  of committee membership as well as the company's business, operations, and risks.

ORGANIZATION

The Audit  Committee  is  comprised  of at least three  outside  directors.  The qualifications  are that members have had experience in operational  departments of large corporations, which includes P& L responsibility. Meetings will be held at least once per year at which time the  Chairperson for the next twelve months will be appointed.

ROLES AND RESPONSIBILITIES

Internal Control

o     Evaluate whether  management is setting the appropriate tone at the top by communicating  the  importance  of internal  control and ensuring that all individuals possess an understanding of their roles and responsibilities;
o     Focus on the  extent  to  which  internal  and  external  auditors  review computer  systems  and  applications,  the  security  of such  systems and
      applications,   and  the   contingency   plan  for  processing   financial
      information in the event of a systems breakdown;
o     Gain an understanding of whether internal control  recommendations made by internal and external auditors have been implemented by management; and
o     Ensure that the external auditors keep the audit committee  informed about fraud, illegal acts, d in internal control, and certain other matters.

Financial Reporting
GENERAL

o     Review  significant  accounting  and reporting  issues,  including  recent professional and regulatory pronouncements, and understand their impact on the financial statements; and
o     Ask  management and the internal and external  auditors about  significant risks and exposures and the plans to minimize such risks.

ANNUAL FINANCIAL STATEMENTS
o     Review the annual  financial  statements  and  determine  whether they are complete and consistent with the information  known to committee  members, and assess whether the financial statements reflect appropriate accounting principles;
o     Pay particular  attention to complex and/or unusual  transactions  such as restructuring charges and derivative disclosures;

                                      -24-

o     Focus on judgmental areas such as those involving  valuation of assets and liabilities,  including for example,  the accounting for and disclosure of obsolete or slow-moving  inventory;  loan losses;  warranty,  product, and environmental  liability;  litigation reserves;  and other commitments and contingencies;
o     Meet with  management  and the external  auditors to review the  financial statements and the results of the audit;
o     Consider management's handling of proposed audit adjustments identified by the external auditors;
o     Review the MD&A and other sections of the annual report before its release and  consider  whether the  information  is adequate and  consistent  with members' knowledge about the company and its operations;
      and
o     Ensure that the external auditors  communicate certain required matters to the committee.

INTERIM FINANCIAL STATEMENTS

o     Be briefed on how management  develops and summarizes  quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information,  and whether that review is preformed on a pre- or post-issuance basis;
o     Meet with management and, if a pre-issuance review was completed, with the external  auditors,  either  telephonically  or in  person,  to review the interim financial  statements and the results of the review. ( may be done by the committee chairperson or the entire committee);
o     To  gain  insight  into  the  fairness  of  the  interim   statements  and
      disclosures, obtain explanations from management and from the internal and external auditors on whether:
                  Actual  financial  results for the  quarter or interim  period varied significantly from budgeted or projected results;
                  Changes in financial  ratios and  relationships in the interim financial  statements  are  consistent  with  changes in the  company's operations and financing practices;
                  Generally   accepted    accounting    principles   have   been
         consistently applied;
                  There are any  actual or  proposed  changes in  accounting  or financial reporting practices;
                  There are any significant or unusual events or transactions;
                  The company's financial and operating controls are functioning effectively;
                  The company has complied with the terms of loan  agreements or security indentures; and
                  The  interim   financial   statements   contain  adequate  and
         appropriate disclosures.

o    Ensure that the external auditors  communicate  certain required matters to the committee.

Compliance with Laws and Regulations
o    Review the effectiveness of the system for monitoring  compliance with laws and regulations and the results of management's investigation and follow-up
     (including  disciplinary  action)  on any  fraudulent  acts  or  accounting irregularities;
o    Periodically  obtain  updates from  management,  general  counsel,  and tax director regarding compliance;
o    Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and
o    Review the findings of any examinations by regulatory  agencies such as the
     Securities and Exchange Commission.

Compliance with Code of Conduct
o    Ensure  that a code of  conduct  is  formalized  in  writing  and  that all employees are aware of it;
o    Evaluate  whether  management is setting the appropriate tone at the top by communicating  the importance of the code of conduct and the guidelines for acceptable business practices;
o    Review the program for monitoring compliance with the code of conduct; and
o    Periodically  obtain updates from management and general counsel  regarding compliance.

                                      -25-

Internal Audit
o    Review the  activities and  organizational  structure of the internal audit function;
o    Review the  qualifications of the internal audit function and concur in the appointment,  replacement,  reassignment,  or  dismissal or the director of internal audit; and
o    Review the effectiveness of the internal audit function.

External Audit
o    Review the external auditors' proposed audit scope and approach;
o    Review the performance of the external  auditors and recommend to the board of directors the appointment or discharge of the external auditors; and
o    Review and confirm the  independence of the external  auditors by reviewing the  nonaudit  services  provided  and the  auditors'  assertion  of  their independence in accordance with professional standards.

Other Responsibilities
o    Meet with the external auditors, director of internal audit, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;
o    Ensure that significant  findings and recommendations  made by the internal and external auditors are received and discussed on a timely basis;
o    Review,  with the  company's  counsel,  any legal matters that could have a significant impact on the company's financial statements;
o    Review the  policies and  procedures  in effect for  considering  officers'
     expenses and perquisites;
o    If necessary,  institute special  investigations and, if appropriate,  hire special counsel or experts to assist;
o    Perform other oversight functions as requested by the full board; and
o    Review and update the charter; receive approval of changes from the board.

REPORTING RESPONSIBILITIES

o    Regularly update the board of directors about committee activities and make appropriate recommendations.

                                      -26-